OTHER NON-CURRENT ASSESTS - Schedule of Other Non-current Assets (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Other Assets, Noncurrent [Abstract]
Long-term loan receivable	[1]	¥ 50,278
Others		6,003		¥ 1,255
Total		¥ 56,281	$ 8,084	¥ 1,255

[1]	Long-term loan receivable represents the principal and interest to be collected of a loan provided by the Group to a third party. The loan was of principal amount of RMB 50,000, three-year term starting from December 2019, and with a lump sum interest rate of 20% at maturity. The Group intends to purchase a property from this third party and will re-locate its customer service center in the future.